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                                                                   EXHIBIT 10.17

                     SECOND AMENDMENT TO FOURTH AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

         This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") made and entered into as of the 1st day of August, 2000, by and among RFS HOTEL INVESTORS, INC., a Tennessee corporation (the "Guarantor"), RFS PARTNERSHIP, L.P., a Tennessee limited partnership (the "Borrower"), RIDGE LAKE GENERAL PARTNER, INC., a Tennessee corporation ("Ridge Lake"), the secured banks, financial institutions and other entities from time to time parties to this Amendment (collectively, the "Lenders"),and BANK OF AMERICA, N.A., a national banking association (hereinafter referred to as "Bank of America" or the "Agent").

                                    RECITALS:

         A. The Borrower is primarily engaged in the business of purchasing, developing, owning, operating, leasing, managing, financing and selling hotel properties.

         B. The Guarantor is the sole general partner of the Borrower and the Guarantor is qualified as a real estate investment trust with its common stock listed on the New York Stock Exchange.

         C. Boatmen's Bank of Tennessee ("BBOT") has heretofore made loans available to the Guarantor, formerly as borrower, in the maximum aggregate principal amount of $75,000,000 (hereinafter as modified and/or increased called the "Facility"), as set forth in that certain First Amended Revolving Credit and Term Loan Agreement dated as of February 20, 1996, as modified by that certain First Modification of First Amended Revolving Credit and Term Loan Agreement and of Related Documents dated as of May 19, 1996 (collectively the "BBOT Loan Agreement").

         D. BBOT has heretofore transferred undivided participation interests in the Facility (the "Participations") to SouthTrust Bank of Georgia, N.A., First Tennessee Bank National Association, and First National Bank of Commerce, New Orleans (collectively the "Participating Lenders"), pursuant to the terms of that certain First Amended Participation Agreement dated as of May 29, 1996 (the "Participation Agreement").

         E. By Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 30, 1997 (the "Restated Loan Agreement"), the Borrower became the borrower and assumed the obligations of the Guarantor, formerly as the borrower, relating to the Facility set forth in the BBOT Loan Agreement, the Participations were converted into a single direct multiple-lender line of credit, and the Facility was increased to the maximum aggregate principal amount of $175,000,000.

         F. In connection with the Restated Loan Agreement, BBOT assigned all of its right, title and interest in and to the Facility, the BBOT Loan Agreement, the Participation Agreement and the other Loan Documents (as herein defined) to NationsBank, N.A. ("NationsBank") which then, together with the Participating Lenders, terminated the Participation Agreement and assigned to the


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Participating Lenders an undivided interest in and to the Facility. NationsBank also placed of record in each jurisdiction where a Mortgage was already of record an assignment, modification and assumption agreement, assigning its rights therein to the Agent as agent for the Lenders, modifying such Mortgage to reflect the increase in the Facility and extension of the Facility Termination Date, and reflecting the assumption of the Obligations by the Borrower, and including certain other matters.

         G. Contemporaneously with the termination of the Participation Agreement, NationsBank and the Participating Lenders assigned to the remaining Lenders such portions of the Commitment existing under the BBOT Loan Agreement as were necessary to properly distribute to all Lenders their proper pro rata shares of the Commitment existing under the BBOT Loan Agreement, followed contemporaneously by an increase in the Facility and Commitment as set forth in the Restated Loan Agreement and the appointment of NationsBank as the Agent for the Lenders pursuant to the terms thereof. NationsBanc Capital Markets, Inc. ("NCMI"), subsequently known as NationsBanc Montgomery Securities LLC ("NMS") and now known as Banc of America Securities, LLC ("BAS"), arranged the increase in the Facility requested by the Borrower and the Guarantor from $75,000,000 to $175,000,000, and NCMI and NationsBank coordinated the closing of such increase.

         H. By Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 1, 1997, made and entered into by and among the Borrower, the Guarantor, the Lenders party thereto and the Agent (the "Second Restated Loan Agreement"), the parties modified the Restated Loan Agreement to adjust the interest rate options therein, to add certain additional financial covenants and delete or modify certain existing financial covenants, and to include certain other modifications.

         I. By First Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 4, 1998, made and entered into by and among the Borrower, the Guarantor, the Lenders party thereto and the Agent (the "First Amendment to Second Restated Loan Agreement"), the parties modified the Second Restated Loan Agreement to increase the Facility to the maximum aggregate principal amount of $190,000,000, to modify certain existing financial covenants, and to include certain other modifications, all to be effective from the date thereof through and including December 31, 1998.

         J. By Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 30, 1998, made and entered into by and among the Borrower, the Guarantor, the Lenders party thereto and the Agent (the "Second Amendment to Second Restated Loan Agreement"; the Second Restated Loan Agreement, as modified by the First Amendment to Second Restated Loan Agreement and the Second Amendment to Second Restated Loan Agreement, being hereinafter referred to as the "Amended Second Restated Loan Agreement"), the parties modified and added certain definitions.



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         K. By letter dated November 6, 1998 (the "Waiver Letter"), Agent, on behalf of the Required Lenders, waived any defaults arising due to breaches of
Section 7.18(d) of the Amended Second Restated Loan Agreement through December 31, 1998.

         L. By Third Amended and Restated Revolving Credit Agreement dated as of December 22, 1998, made and entered into by and among the Borrower, the Guarantor, the Lenders party thereto and the Agent (the " Third Restated Loan Agreement"), the parties modified the Amended Second Restated Loan Agreement to decrease the Facility to the maximum aggregate principal amount of $100,000,000 in exchange for the release of certain Collateral Pool Property (as defined therein), to modify certain existing financial covenants, and to include certain other modifications.

         M. By First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of June 30, 1998, made and entered into by and among the Borrower, the Guarantor, the Lenders party thereto and the Agent (the "First Amendment to Third Restated Loan Agreement"; the Third Restated Loan Agreement, as modified by the First Amendment to Third Restated Loan Agreement, being hereinafter referred to as the "Amended Third Restated Loan Agreement"), the parties modified certain provisions.

         N. By that certain Fourth Amended and Restated Revolving Credit Agreement dated as of January 7, 2000, made and entered into by and among the Borrower, the Guarantor, the Lenders party thereto and the Agent (the "Fourth Loan Agreement"), the parties modified the Amended Third Restated Loan Agreement to increase the Facility to the aggregate principal amount of $130,000,000.00, to permit the possible future increase in the Facility to $140,000,000 and to modify certain existing financial covenants.

         O. In connection with the execution of the Fourth Loan Agreement, the Agent also placed of record in each jurisdiction where a Mortgage was already of record a Modification and Extension Agreement modifying such Mortgage to (i) reflect the changes in the Facility and extension of the Facility Termination Date and (ii) to include certain other matters.

         P. By that certain First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated as of March 14, 2000, made and entered into by and among the Borrower, the Guarantor, Ridge Lake, the Lenders party thereto and the Agent (the "First Amendment to Fourth Amended and Restated Loan Agreement"; the Fourth Loan Agreement, as modified by the First Amendment to Fourth Amended and Restated Loan Agreement, being hereinafter referred to as the "Fourth Restated Loan Agreement"), the parties modified the Fourth Loan Agreement to increase the Aggregate Commitment by $10,000,000.00 as contemplated by the terms of the Fourth Loan Agreement, the funding of which was supplied by Union Planters Bank, N.A. ("UPB") and to permit UPB to become an Additional Lender under the terms of the Fourth Loan Agreement (as modified by the First Amendment to Fourth Amended and Restated Loan Agreement).

         Q. The Borrower has asked that the Fourth Restated Loan Agreement be further modified pursuant to the terms hereof to permit the release of certain of the properties in the Secured Collateral Pool, to secure (with mortgages or



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deeds of trust (as the case may be) and such other security documents as the
Agent may require) each of the Negative Collateral Pool properties, to modify the Advance Rate and certain other financial covenants and to modify certain other provisions therein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. MODIFICATION OF DEFINED TERMS. The following defined terms set forth in Article 1 of the Fourth Restated Loan Agreement are hereby amended and restated in their entirety to read as follows:

                  a. " `APPLICABLE ADVANCE RATE' means the applicable percentage (as it may change from time to time upon the agreement of the Borrower and the Lenders) of either Cost or Implied Value used to calculate the Borrowing Base which for Hotel Properties in the Secured Collateral Pool is 50%."

                  b. " `BORROWING BASE' means the amount of the Aggregate Commitment available to the Borrower hereunder, which amount is the sum of (a) for each Collateral Pool Property owned or opened for less than four (4) fiscal quarters, the Applicable Advance Rate times the Cost, plus (b) for each Collateral Pool Property owned or opened for four (4) fiscal quarters or more, the Applicable Advance Rate times the Implied Value of the Collateral Pool Property. However, the aggregate Borrowing Base attributable to Completed Development Hotels in the Secured Collateral Pool cannot exceed fifteen percent (15%)."

                  c. " `COLLATERAL' means all property of every type and kind which now or hereafter secures the Obligations, including, without limitation, the Hotel Properties in the Secured Collateral Pool, the Leases and the Consolidated Lease (including all rents, leases, issues and profits resulting therefrom or relating thereto), the Letter of Collateral Account and all real and personal property described in the Security Documents."

                  d. " `COLLATERAL POOL' means all Hotel Properties included in the Secured Collateral Pool."

                  e. "NEGATIVE COLLATERAL POOL" [intentionally deleted]

                  f. "NEGATIVE PLEDGE AGREEMENT" [intentionally deleted]

         2. EXECUTION OF MORTGAGES WITH RESPECT TO FORMER NEGATIVE COLLATERAL POOL PROPERTIES. The Borrower and Ridge Lake (as the case may be) hereby covenant and agree that they shall execute and deliver to the Agent a Mortgage with respect to each of the Hotel Properties formerly identified on Exhibit "H" to the Fourth Restated Loan Agreement and referred to as the Negative Collateral Pool properties, which Mortgages shall contain form and substance satisfactory in all respects to the Agent. Subsequent to the execution of such Mortgages, all



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of the Hotel Properties shall be considered to be in the Secured Collateral
Pool. Accordingly, all references in the Fourth Restated Loan Agreement to "Negative Collateral Pool", "Negative Pledge Agreement" and similar terms shall be deleted and deemed to be of no further force or effect subsequent to the date hereof. Furthermore, Exhibit "H" to the Fourth Restated Loan Agreement shall be deleted for all purposes. Finally, Exhibit "G" attached hereto shall be substituted for, and shall replace, the Exhibit "G" currently attached to the Fourth Restated Loan Agreement.

         3. RELEASE OF HOTEL PROPERTIES IN SECURED COLLATERAL POOL. Pursuant to and in accordance with the provisions of Section 7.13 of the Fourth Restated Loan Agreement, the Agent shall (i) execute releases of the existing Negative Pledge Agreements immediately prior to the recording of the Mortgages with respect to each of such properties and (ii) release the Hotel Properties listed on SCHEDULE 1 attached hereto from the liens of the Mortgages currently encumbering said Hotel Properties in order to allow such properties to be included by Borrower in a securitization offering provided that (A) Borrower, concurrently with the execution of said releases by the Agent, reduces the outstanding principal balance of the Facility in an amount satisfactory to the Lenders and the availability under the Facility is reduced by equivalent sum on a pro rata basis and (B) the Borrower provides evidence satisfactory to the Agent that Borrower has fully and completely complied with all of the other requirements of Section 7.13.

         4. OPTION TO INCREASE ADVANCE RATE; INCREASE IN AMOUNT OF MORTGAGEE TITLE POLICIES.

         a. OPTION TO INCREASE ADVANCE RATE. The Borrower shall have the option, exercisable at any time prior to the date which is twelve (12) months prior to the Facility Termination Date, to increase the Applicable Advance Rate for Hotel Properties in the Secured Collateral Pool to fifty-five percent (55%) provided that (i) at the Borrower's cost and expense, the Agent then obtains appraisals (containing form and substance satisfactory in all respects to the Agent) of all of the Hotel Properties in the Collateral Pool and (ii) the Lenders unanimously approve (which approvals shall not be unreasonably withheld) the valuations of the Hotel Properties set forth in such appraisals described in subparagraph (i). In the event that the Borrower exercises such option to increase the Applicable Advance Rate pursuant to and in accordance with the terms hereof, the determination of the Borrowing Base (as defined in the Fourth Restated Loan Agreement (as modified hereby)) will be based upon such (55%) Applicable Advance Rate multiplied by the fair market value (determined on an "as-is" basis) of each Collateral Pool Property (in the aggregate) as reflected in the appraisals the Agent obtains under subparagraph (i) above.

         b. INCREASE IN AMOUNT OF MORTGAGEE TITLE POLICIES. The first sentence of Section 5.3(j) of the Fourth Restated Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "A mortgagee title insurance policy with respect to each such Hotel Property in an amount equal to fifty-five percent (55%) of the Value as of the date the applicable Hotel Property is accepted into the




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         Collateral Pool, naming the Agent as the insured party, showing no liens against such Hotel Property except for the Mortgage and reflecting fee simple title to the Hotel Property in the Borrower, subject to no exceptions except for Permitted Exceptions."

         5. REPAYMENT OF PREFERRED STOCK. Each of the Lenders hereby acknowledges and agrees that the redemption by Guarantor of 973,684 shares of Series A Convertible Preferred Stock in Guarantor held by RFS, Inc. will not constitute or otherwise be deemed to be a "Distribution"under the terms of the Fourth Restated Loan Agreement.

         6. ADDITION TO CONSOLIDATED NET WORTH. For purposes of determining the amount of "Consolidated Net Worth" under the Fourth Restated Loan Agreement, the Consolidated Net Worth sum shall be increased (i) on a cumulative basis (through the date of determination of Consolidated Net Worth) by an amount equal to the periodic amortization of the acquisition cost paid by the Borrower for the purchase of those certain Leases described in SCHEDULE 2 attached hereto and made a part hereof for all purposes (the "Acquired Leases") (to the extent that Borrower is entitled to amortize such cost in accordance with GAAP) or (ii) by the total direct expenses incurred by the Borrower in connection with the purchase of the Acquired Leases (to the extent that Borrower is required to expense such amounts currently in accordance with GAAP); provided, however, Consolidated Net Worth may not be increased under (i) or (ii) above by more than $60,000,000.00.

         7. CLARIFICATION OF EBITDA. It is acknowledged and understood that the Guarantor intends to create a taxable REIT subsidiary, RFS Leasing III, Inc., a Tennessee corporation ("RFS Leasing"), pursuant to and in accordance with the requirements of the REIT Modernization Act, effective as of January 1, 2001 (the "REIT Transaction"). Accordingly, EBITDA will be adjusted for the period commencing on March 31, 2001 and continuing through and including September 30, 2001 (assuming that the transaction in which the Acquired Leases are purchased closes on January 1, 2001), to include the trailing twelve-month "leakage" (determined after the deduction of a base management fee approved by the Lenders, which fee is currently 2.5%) from the transaction pursuant to which Borrower and/or Guarantor purchase of the Acquired Leases. For purposes of this Amendment, the term "leakage" shall generally mean the operating income from each hotel property (which is subject to an Acquired Lease) determined after deducting therefrom (i) the lease/rental payment to the lessor under the Acquired Lease and (ii) the base management fee theretofore approved by the Lenders, but only to the extent the items described in subparagraphs (i) and
(ii) have not been paid, deducted or expensed by another entity (other than the lessee) or previously expensed or deducted by the lessee in determining the operating income from the hotel property. Also, gains or losses on sales of properties will be excluded from the calculation of EBITDA; similarly, EBITDA will not include the impact of minority interests related to the Borrower.

         8. LEVERAGE RATIO. Section 7.18(g) of the Fourth Restated Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "(g) LEVERAGE RATIO. At no time shall the Leverage Ratio exceed fifty percent (50%). Nothing contained in the definitions of LIBOR Basis or Prime Rate shall be deemed to modify this covenant."

         9. PARTICIPATION IN MANAGEMENT. Section 8.16 of the Fourth Restated Loan Agreement is hereby amended and restated in its entirety to read as follows:


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                  "8.16 Robert Solmson ceases to be a member of the Board of
                  Directors of the Guarantor and a successor of Mr. Solmson approved by the Required Lenders is not appointed within four
                  (4) months of Mr. Solmson's departure, demise or physical or mental incapacitation."

         10. GUARANTY BY RFS LEASING. Simultaneously with the execution of this Amendment (or promptly upon its formation as a corporate entity), RFS Leasing shall execute and deliver to the Agent that certain Continuing and Unconditional Guaranty Agreement (in the form attached hereto as EXHIBIT "A" and made a part hereof for all purposes) pursuant to the terms of which RFS Leasing shall guaranty all of the obligations of the Borrower under the Fourth Restated Loan Agreement (as modified by the terms hereof). In this regard, RFS Leasing hereby acknowledges, represents and warrants (or shall, promptly upon its formation, acknowledge, represent and warrant) that it has derived or expects to derive, substantial benefit from the extension of credit by the Agent and the Lenders pursuant to the terms of the Fourth Restated Loan Agreement.

         11. AMENDMENT FEE. Concurrently with the execution of this Amendment, the Borrower shall pay to the Agent a fee for amending the Facility on the terms and conditions set forth herein in an amount equal to 0.1% of the Aggregate Commitment. Said fee shall be payable to the Agent in cash in good and sufficient United States funds immediately available in Dallas, Texas.

         12. CONFIRMATION OF OUTSTANDING BALANCE. The parties hereto agree that the outstanding principal balance of the Facility, as of July 31, 2000, is $124,807,082.62.

         13. CONFIRMATION AND EXTENSION OF RIGHTS AND LIENS BY OBLIGORS. As an additional material inducement to the Agent and the Lenders to enter into this Amendment, the Borrower, the Guarantor and Ridge Lake (collectively, "Obligors") hereby affirm, confirm, ratify and extend the debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Fourth Restated Loan Agreement, as amended or modified hereby, this Amendment and all other documents, instruments and written agreements entered into or executed in connection with or relating to this Amendment (hereinafter collectively referred to as the "Modification Loan Documents"), until all of the indebtedness evidenced by the Notes, and evidenced, secured and guaranteed by the Loan Documents (as amended and modified hereby) and the Modification Loan Documents, has been paid in full, and hereby agree that this Amendment shall not in any way or manner release, waive, discharge, affect, change, modify or impair, and Obligors hereby affirm, confirm and ratify the debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of, arising under or out of, in connection with or relating to the Loan Documents (as amended and modified hereby) and the Modification Loan Documents. The purpose of this Amendment is to modify and confirm the Loan Documents and to continue and carry forward all debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents (as amended and modified hereby) and the Modification Loan Documents. Neither the Agent, the Lenders nor Obligors intend this Amendment to be construed as a novation of the Notes or the other Loan Documents, as amended or modified hereby.



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         14. NO WAIVER. Notwithstanding anything contained herein to the contrary, and as an additional material inducement to the Agent and the Lenders to enter into this Amendment, Obligors hereby agree that (i) except as otherwise specifically provided in Paragraph 3 hereof, neither the Agent nor any of the Lenders is hereby releasing, forgiving, discharging, impairing, waiving or relinquishing any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan Documents, as amended or modified hereby, or otherwise, but rather the Agent and each Lender is expressly retaining and reserving the same to their fullest extent, and (ii) this Amendment shall have no effect on, and also does not waive, any defaults or any rights or remedies resulting therefrom under the terms and provisions of the Loan Documents (as amended and modified hereby) or the Modification Loan Documents, now existing or hereafter arising, or any other events which, with notice or lapse of time or both, would constitute an event of default under the Loan Documents (as amended and modified hereby) or the Modification Loan Documents, now existing or hereafter arising, whether known or unknown by the Agent and/or any of the Lenders. The Agent and each Lender expressly reserve the right to, and may, at their option, declare any events of default or pursue any rights or remedies resulting therefrom under the Loan Documents (as amended and modified hereby) or the Modification Loan Documents. Further, the failure of any Obligor to perform any of the covenants or agreements contained in this Amendment, or the failure of any of the representations or warranties of any Obligor contained in this Amendment to be true, correct and complete on the date hereof, shall constitute an event of default under the Loan Documents and the Modification Loan Documents.

         15. RELEASE OF THE AGENT AND THE LENDERS. (a) As an additional material inducement to the Agent and the Lenders to enter into this Amendment, Obligors, on behalf of themselves and their respective successors, assigns and constituents (whether or not a party hereto) (collectively and individually, "OBLIGOR, ET AL."), hereby fully, finally and completely RELEASES and FOREVER DISCHARGES the Agent and each of the Lenders and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "LENDER, ET AL.") of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever and WAIVES and RELEASES any defense, right of counterclaim, right of set-off or deduction to the payment of the indebtedness evidenced by the Loan Documents, as amended or modified hereby, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, which Obligor, et al. now have or may claim to have against Lender, et al. arising out of, connected with or relating to any and all acts, omissions or events occurring prior to the execution of this Amendment, and relating to the indebtedness evidenced by the Notes or the other Loan Documents, as amended or modified hereby, or the Hotel Properties.

                  (b) The release and waiver in Paragraph 15(a) above is intended to be, and is, a full, complete and general release and waiver in favor of Lender, et al. with respect to all claims, demands, causes of action, defenses and other matters described above, including, without limitation, any claims, demands, causes of action or defenses based upon allegations of, for or in connection with, but not limited to, breach of fiduciary duty, breach of any alleged duty of fair dealing or good faith, breach of confidence, undue influence, duress, economic coercion, usury, conflict of interest, intentional tort, negligence, gross negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent



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infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, fraud, misrepresentation, conspiracy or any other theory, cause of action, occurrence, matter or thing which might give rise to liability upon Lender, et al., whether related to or arising out of any and all acts, omissions or events occurring prior to the execution of this Amendment, including, without limitation, the indebtedness evidenced by the Notes or the other Loan Documents (as amended and modified hereby) or any other loan at any time made by Lender, et al. or any of them, to Obligor, et al., or relating to any other matter whatsoever.

                  (c) Each Obligor, jointly and severally, shall indemnify, protect, defend and hold harmless Lender, et al. from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses, including, without limitation, attorneys' fees and court costs, asserted against or suffered or incurred by Lender, et al. by reason of, arising out of or in connection with (i) a breach or violation of any representation or warranty of any Obligor set forth in this Amendment or in any other document executed by any Obligor in connection with this Amendment, (ii) a misrepresentation or inaccurate statement of fact made by any Obligor in this Amendment or in any other document executed by any Obligor in connection with this Amendment, or (iii) the ownership, operation, management, maintenance, use, occupancy or construction of the Hotel Properties. Obligor et al. shall further indemnify, protect, defend and hold harmless Lender, et al. from and against any and all claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses, including, without limitation, attorneys' fees and court costs, asserted against or suffered or incurred by Lender, et al. by reason of, arising out of or in connection with a default by Obligor, et al. in the performance of or failure of Obligor, et al. to perform any of its or their obligations or agreements set forth in this Amendment or in any other document executed by Obligor et al. in connection with this Amendment. In the event a claim is made against Lender, et al. (or any thereof) for which Lender, et al. (or any thereof) is/are entitled to indemnity under this Paragraph 15(c), Obligor, et al. shall reimburse Lender, et al. (or any thereof) for its costs, expenses and reasonable attorneys' fees incurred in defending such claim, such costs, expenses and fees to be reimbursed as they are incurred. This indemnification shall survive and be enforceable after the consummation of the transactions contemplated by this Amendment.

         16. REPRESENTATIONS AND WARRANTIES BY OBLIGORS. As an additional material inducement to the Agent and the Lenders to enter into this Amendment, each Obligor hereby represents and warrants to the Agent and to each Lender that on the date hereof:

                  (a) upon consummation of this transaction, the Loan Documents (as amended and modified hereby) and the Modification Loan Documents are not in default;

                  (b) the representations and warranties set forth in the Loan Documents and the Modification Loan Documents are true, correct and complete and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect;



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                  (c) each Obligor has the full right, power and authority to execute and deliver this Amendment and to carry out its obligations under this Amendment;

                  (d) The recitals set forth in Paragraphs A through Q on pages 1 through 3 of this Amendment are true, correct and complete in all respects;

                  (e) No consent or approval of any regulatory body to any Obligor's execution, delivery or performance of this Amendment is required by law which has not been obtained and a copy thereof submitted to the Agent and the execution and delivery of this Amendment by each Obligor does not contravene any law, order, decree, rule or regulation to which such Obligor is subject;

                  (f) No parties not expressly made a party to this Amendment are required to join in this Amendment on behalf of any Obligor or otherwise in order to make this Amendment valid, binding and enforceable against any Obligor;

                  (g) No Obligor has transferred or assigned any right, claim or cause of action that it may have against the Agent, any of the Lenders or any other person or entity included within the Lender, et al. and entitled to the benefit of the waivers and releases contained in Paragraphs 15(a) and 15(b) of this Amendment, and no person or entity other than Obligors is required to join in this Amendment to make such waivers and releases valid, binding and enforceable against all parties having claims against Lender, et al. which are waived and released by this Amendment. Each Obligor acknowledges and agrees that it has been represented by legal and other counsel in connection with this Amendment, that it fully understands the consequences of entering into this Amendment, including, without limitation, granting the waivers and releases herein contained, and that it is entering into this Amendment of its own free will, without duress or coercion; and

                  (h) No Obligor is a "foreign person" as defined in the Federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act or the regulations promulgated thereunder, as amended.

The representations and warranties of Obligors contained in this Amendment are made by each Obligor as an inducement to the Agent and the Lenders to modify and amend the Loan Documents and shall survive the consummation of the transactions contemplated by this Amendment. Obligors understand that the Agent and each of the Lenders are relying upon such representations and warranties and that such representations and warranties shall survive any (i) bankruptcy proceedings involving any Obligor or the Hotel Properties, (ii) foreclosure of any Mortgage or (iii) conveyance of title to any Hotel Property in lieu of foreclosure of the applicable Mortgage.

          17. LIMITATION ON INTEREST. Notwithstanding anything contained herein or in any of the Loan Documents and the Modification Loan Documents to the contrary, in no event shall the Agent or any of the Lenders be entitled to receive interest on the Notes in amounts which, when added to all of the other interest charged, paid to or received by the Agent or any of the Lenders on the Notes, causes the rate of interest on the Notes to exceed the Highest Lawful

Rate. The "Highest Lawful Rate" as used in this Amendment means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States Federal law or Tennessee law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent that a higher rate is permitted thereby. The Highest Lawful Rate shall be applied by taking into account all amounts characterized by applicable law as interest on indebtedness evidenced by the Notes, the Loan Documents (as amended and modified hereby) or the Modification Loan Documents, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law. It is the intent of Obligors, the Agent and each of the Lenders to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements among Obligors, the Agent and/or any of the Lenders (or any other party liable with respect to any indebtedness under the Loan Documents or the Modification Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral (however, reference to the term "oral" shall not be construed to modify or negate any provisions hereof or of any other Loan Document or Modification Loan Document regarding the absence or ineffectiveness of oral agreements). In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Agreement, the Note, any of the other Loan Documents or the Modification Loan Documents, any documents executed in connection with or relating to the indebtedness or otherwise, or any documents evidencing any prior indebtedness renewed, extended or modified by the Loan Documents or the Modification Loan Documents, exceed the Highest Lawful Rate. If, from any possible construction of any document, interest would otherwise be payable in excess of the Highest Lawful Rate, any such construction shall be subject to the provisions of this Section and such document shall be automatically reformed and the interest payable shall be automatically reduced to the Highest Lawful Rate, without the necessity of execution of any amendment or new document. If the Agent or any of the Lenders shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Highest Lawful Rate (by reason of the allocation of interest among any prior indebtedness which may have been extended, renewed and/or modified pursuant to the Loan Documents or the Modification Loan Documents or by any reason whatsoever), an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Obligors or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Notes or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and neither the Agent nor any of the Lenders intends to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the Agent or any of the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Highest Lawful Rate. As used in this Section, the term "applicable law" shall mean the laws of the State of Tennessee or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future. By execution of this Amendment, Obligors acknowledge that they each believe the Notes, the Loan Documents and the Modification Loan Documents to be nonusurious and agree that, if at any time, any Obligor should have reason to believe that the Notes, the Loan Documents or the Modification Loan Documents are in fact usurious, it shall give the Agent written notice of its belief and the reasons why it believes the Note, the Loan Documents or the Modification Loan Documents to be usurious, and each Obligor agrees that the Agent shall have ninety (90) days following its receipt of such written notice to make (or cause to be made) appropriate refund or other adjustment in order to correct such condition if it in fact exists.

         18. NO THIRD PARTY RIGHTS OR OBLIGATIONS. No person or entity not a party to or expressly identified by name in this Amendment as a beneficiary under this Amendment shall have any third-party beneficiary or other rights under this Amendment. Without limiting the foregoing, this Agreement shall not affect or impair in any manner whatsoever any rights, claims, actions, demands or causes of action which the Agent may have against either Obligor, the Hotel Properties or any other collateral for the indebtedness evidenced by the Loan Documents (as amended and modified hereby) or the Modification Loan Documents, or otherwise under or with respect to the Loan Documents (as amended and modified hereby) or the Modification Loan Documents.

         19. CONTINUING VALIDITY. Except as expressly provided herein, all of the terms, provisions, debts, duties, obligations, liabilities, representations and warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents (as amended and modified hereby) and the Modification Loan Documents shall be and continue in full force and effect, and are hereby acknowledged by each Obligor to be legal, valid, binding and subsisting.

         20. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN TENNESSEE.

         21. BINDING AGREEMENT. This Amendment shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, however, that the foregoing shall not be deemed or construed to confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

         22. SEVERABILITY. This Amendment is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws and court decisions. If any provision of this Amendment or the application thereof to any person or circumstance shall, for any reason or to any extent, be invalid or unenforceable, neither the remainder of this Amendment nor the application of such provision to other persons or circumstances or other instruments referred to in this Amendment shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

         23. MODIFICATION. Neither this Amendment nor any provision of this Amendment may be waived, modified or amended except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

         24. NO PARTNERSHIP OR FIDUCIARY OBLIGATIONS. The Agent and Obligors each expressly acknowledge and agree that the Agent has not formed, and is not hereby forming, with either Obligor and/or any other party, a partnership, joint venture or any other similar entity, and this Amendment is not intended, and shall not be construed, to create any such entity or relationship. Furthermore, the Agent and Obligors acknowledge and agree that the Agent has no fiduciary obligations, of any type, with respect to either Obligor or any such party. IN NO EVENT SHALL THE AGENT EVER BE LIABLE FOR ANY DEBTS, DUTIES OR OBLIGATIONS OF EITHER OBLIGOR OR WITH RESPECT TO THE HOTEL PROPERTIES (UNLESS EXPRESSLY ASSUMED BY THE AGENT IN WRITING).

         25. CONSTRUCTION. The terms, provisions and conditions of this Amendment represent the results of negotiations between the Agent and Obligors, each of whom has either represented itself or has been represented by counsel of its own choosing, and none of whom has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms, provisions and conditions of this Amendment shall be interpreted and construed in accordance with their usual and customary meanings, and the Agent and Obligors, expressly, knowingly and voluntarily, waive the application, in connection with the interpretation and construction of this Amendment, of any rule of law or procedure to the effect that ambiguous or conflicting terms, conditions or provisions shall be interpreted or construed against the party whose attorney prepared the executed version or any prior drafts of this Amendment.

         26. COOPERATION BY OBLIGORS. Upon request from the Agent, from time to time, each Obligor will reasonably cooperate with and assist the Agent in connection with the enforcement by the Agent of its rights and remedies under, and the defense of any claims with respect to, the Loan Documents (as amended and modified hereby) and the Modification Loan Documents. Obligors further agree that, except for bona fide disputes arising after the date of this Amendment based upon the conduct of the parties to this Amendment after the date of this Amendment, they will not at any time challenge, contest or seek to set aside in whole or in part the transactions provided in this Amendment.

         27. FURTHER ASSURANCES. In addition to the documents, instruments and acts described in this Amendment and which are to be executed and/or delivered and/or taken pursuant to this Agreement, Obligors agree to execute and deliver from time to time upon request by the Agent such other documents and instruments, and take such other action, as the Agent may reasonably request or require to (i) more fully and completely evidence and carry out the transactions contemplated by this Amendment, (ii) promptly correct any defect, error or omission which may be discovered in this Amendment, the Loan Documents (as amended and modified hereby) and the Modification Loan Documents, and execute any and all additional documents, as may be requested by the Agent to correct such defect, error or omission, (iii) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents (as amended and modified hereby) and the Modification Loan Documents, and (iv) provide the rights and remedies to the Agent granted or provided for by the Loan Documents (as amended and modified hereby) the Modification Loan Documents, and this Amendment.

         28. ENTIRE AGREEMENT. This Amendment embodies and constitutes the entire understanding between the Agent and Obligors with respect to the transactions contemplated in this Amendment, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Amendment.

         29. HEADINGS. Descriptive headings are used in this Amendment for convenience only and shall not control, limit, amplify or otherwise modify or affect the terms and provisions of this Amendment or the meaning or construction of the terms and provisions of this Amendment.

         30. TIME OF ESSENCE. Time is of the essence of this Amendment and of each covenant and agreement that is to be performed at a particular time or within a particular period of time. However, if the date or the final date of any period which is set out in any provision of this Amendment falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Texas, in such event, the date or the time of such period shall be extended to the next date which is not a Saturday, Sunday or legal holiday.

         31. ATTORNEYS' FEES. If it becomes necessary for the Agent to file suit to enforce this Amendment or any Loan Document (as amended and modified hereby) or any Modification Loan Document, or any provision contained in this Amendment or any Loan Document (as amended and modified hereby) or any Modification Loan Document, or to enforce any of its rights in regard thereto or to otherwise incur legal and/or related expenses concerning this Amendment, on demand from the Agent, and without limitation of any other rights and remedies of the Agent, Obligors agree to immediately reimburse the Agent for the attorneys' fees and other costs incurred by the Agent.

         32. MULTIPLE COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one Amendment, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. In the event this Amendment is not executed by all of the parties set forth herein, such fact shall not affect the binding effect of this Amendment on those parties who have executed this Amendment, and those parties who have executed this Amendment shall nevertheless be bound by all of the terms and provisions contained herein.

         33. SOLE AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE AGENT AND OBLIGORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE AGENT AND OBLIGORS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE AGENT AND OBLIGORS.

         34. DEFINED TERMS. The defined terms utilized in this Amendment, unless otherwise specifically defined herein, shall have the same meaning as the meaning ascribed to such terms in the Fourth Restated Loan Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                   "Bank of America" and the "Agent"

                                   Bank of America, N.A.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Notice Address:

                                   901 Main Street, 51st Floor
                                   Dallas, Texas 75202
                                   Attention: D. Bryce Langen
                                   Telephone: 214-209-1074
                                   Facsimile: 214-209-0085

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of BANK OF AMERICA, N.A., a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                    The "Guarantor"

                                    RFS Hotel Investors, Inc.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    Notice Address:

                                    850 Ridge Lake Blvd., Suite 220
                                    Memphis, Tennessee 38119
                                    Attention: Kevin Luebbers
                                    Telephone: 901-767-7005
                                    Facsimile: 901-818-5260

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of RFS HOTEL INVESTORS, INC., a Tennessee corporation, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                   "Ridge Lake"

                                   Ridge Lake General Partner, Inc.,
                                   a Tennessee corporation


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   Notice Address:

                                   850 Ridge Lake Blvd., Suite 220
                                   Memphis, Tennessee 38119
                                   Attention: Kevin Luebbers
                                   Telephone: 901-767-7005
                                   Facsimile: 901-818-5260

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of RIDGE LAKE GENERAL PARTNER, INC., a Tennessee corporation, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                  The "Borrower"

                                  RFS Partnership, L.P.

                                  By:      RFS Hotel Investors, Inc.,
                                           General Partner


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  Notice Address:

                                  850 Ridge Lake Blvd., Suite 220
                                  Memphis, Tennessee 38119
                                  Attention: Kevin Luebbers
                                  Telephone: 901-767-7005
                                  Facsimile: 901-818-5260

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of RFS Hotel Investors, Inc., General Partner of RFS PARTNERSHIP, L.P., a Tennessee limited partnership, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                     "Lenders"

                                     SOUTHTRUST BANK



                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                     Notice Address:

                                     420 N. 20th Street, 11th Floor
                                     Birmingham, Alabama 32503
                                     Attention: Ronnie Brantley
                                     Telephone: 205-254-4435
                                     Facsimile:  205-254-8270

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of SOUTHTRUST BANK, a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                    FIRST TENNESSEE BANK,
                                    NATIONAL ASSOCIATION



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                    Notice Address:

                                    165 Madison Avenue, 10th Floor
                                    Memphis, Tennessee 38103
                                    Attention: Robert P. Nieman
                                    Telephone: 901-523-4259
                                    Facsimile:  901-523-4235

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                PNC BANK, NATIONAL ASSOCIATION



                                By:
                                   -------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                Notice Address:

                                249 5th Avenue
                                P1-POPP-19-2
                                Pittsburgh, PA 15222
                                Attention: Wayne Robertson
                                Telephone: 412-762-8452
                                Facsimile:  412-762-6500

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of PNC BANK, NATIONAL ASSOCIATION, a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                       WELLS FARGO BANK, N.A.



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                       Notice Address:

                                       2859 Paces Ferry Rd.
                                       Suite 1805
                                       Atlanta, Georgia 30339
                                       Telephone: 770-435-3800
                                       Facsimile:   770-435-2262

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of WELLS FARGO BANK, N.A., a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                     UNION PLANTERS BANK, N.A.,
                                     a national banking association


                                     By:
                                              ---------------------------------
                                     Name:
                                           ------------------------------------
                                     Title:
                                            -----------------------------------

                                     Notice Address:

                                     6200 Poplar Avenue
                                     HQ04
                                     Memphis, Tennessee 38119
                                     Attention: Christy Cornell
                                     Telephone: 901-580-5507
                                     Facsimile:  901-580-5451

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of UNION PLANTERS BANK, N.A., a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                       AMSOUTH BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Notice Address:

                                       1900 5th Avenue North, AST #9
                                       Birmingham, AL 35203
                                       Attention: Lawrence Clark
                                       Telephone: 205-581-7493
                                       Facsimile: 205-326-4075

STATE OF ___________                SS.
                                    SS.
COUNTY OF __________                SS.


         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared _________________ known to me (or proved to me on the oath of __________ or through __________ (description of identity card or other document)) to be the ______________ of AMSOUTH BANK, a national banking association, whose name is subscribed to the foregoing instrument and acknowledged to me that he executed same for the purposes and consideration therein expressed.

         Given under my hand and seal of office this _____ day of __________, 2000.

(SEAL)
                                    -------------------------------------------
                                    Notary Public in and for the State of
                                                                          -----

                                    -------------------------------------------
                                    Notary Public Printed or Typed Name

My Commission Expires:

                                   EXHIBIT "A"

                      CONTINUING AND UNCONDITIONAL GUARANTY

         This CONTINUING AND UNCONDITIONAL GUARANTY (this "Guaranty") is executed on this _____ day of _______________ 2000, by RFS LEASING III, INC., a Tennessee corporation ("Guarantor") to and in favor of BANK OF AMERICA, N.A., a national banking association ("Bank of America"), and the other Lenders who are parties to the Loan Agreement (collectively, the "Lender"s; Bank of America and the Lenders are sometimes hereinafter collectively referred to as "Bank")

1. GUARANTY. FOR VALUE RECEIVED, and to induce Bank to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of RFS Partnership, L.P., a Tennessee limited partnership ("Borrower"), the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby irrevocably and unconditionally guarantees to Bank the full and prompt payment when due, whether by acceleration or otherwise, of any and all Liabilities (as hereinafter defined) of Borrower to Bank. This Guaranty is continuing and unlimited as to the amount, and is cumulative to and does not supersede any other guaranties. All such capital liabilities, fees, costs and expenses constitute the "Guaranty Obligations."

Guarantor further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined). The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Bank shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. PARAGRAPH HEADINGS, GOVERNING LAW AND BINDING EFFECT. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by, and construed in accordance with, the laws of the State of Tennessee. In any litigation in connection with or to enforce this Guaranty or any other Loan Documents, Guarantor, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States courts located within the State of Tennessee. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.

3. DEFINITIONS.

         A.  "Guarantor" shall mean Guarantor or any one or more of them.

         B. "Liability" or "Liabilities" shall mean without limitation, all liabilities, overdrafts, indebtedness, and obligations of Borrower and/or Guarantor to Bank, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now or hereafter existing, or held or to be held by Bank for its own account or as agent for another or others, whether created directly, indirectly, or acquired by assignment or otherwise, including but not limited to all extensions or renewals thereof, and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and costs of collection) incurred in the collection thereof or the enforcement of rights thereunder (including without limitation, any liability arising from failure to comply with state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), whether arising in the ordinary course of business or otherwise. If Borrower is a partnership, corporation or other entity, the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities. In addition to the foregoing, the term "Liabilities", as used in this Guaranty, includes the "Obligations" as such terms are now and hereafter defined in the Loan Agreement, and as such "Obligations" may be increased from time to time.

         C. "Loan Agreement" shall mean that certain Fourth Amended and Restated Revolving Credit Agreement dated as of January 7, 2000, executed by and among Borrower, RFS Hotel Investors, Inc., Bank of America Securities LLC, Bank and the Lenders, as amended by that certain First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated of as of January 7, 2000, executed by and among Borrower, RFS Hotel Investors, Inc., Bank, the Lenders and Union Planters Bank, N.A., and as further amended by that certain Second Amendment to Fourth Amended and Restated Revolving Credit Agreement dated of even date herewith, executed by and among Borrower, RFS Hotel Investors, Inc., Ridge Lake General Partners Inc., Bank and the Lenders, as the same may be amended, modified, renewed, extended, supplemented or restated from time to time.

         D. "Loan Documents" shall mean all deeds to secure debt, deeds of trust, mortgages, security agreements, pledge agreements and other documents securing payment of the Liabilities and all notes and other agreements, documents and instruments evidencing or relating to the Liabilities and Obligations. In addition to the foregoing, the term "Loan Documents," as used in this Guaranty, includes, without limitation, the "Loan Documents," as such term is defined in the Loan Agreement.

         E. "Obligation" or "Obligations" shall mean all terms, conditions, covenants, agreements and undertakings of Borrower and/or Guarantor under all notes and other documents evidencing the Liabilities, and under all deeds to secure debt, deeds of trust, mortgages, security agreements and other agreements, documents and instruments executed in connection with the Liabilities or related thereto, including, without limitation, the "Notes", as such term is now or hereafter defined in the Loan Agreement. In addition to the foregoing, the term "Obligations," as used in this Guaranty, includes, without limitation, all "Obligations" as such term is now or hereafter defined in the Loan Agreement, and as such "Obligations" may be increased from time to time.

4. WAIVERS BY GUARANTOR. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Each Guarantor also hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Bank against Borrower or against any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor or any other person and/or property.

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations the payment or performance of which shall be guaranteed hereunder, and the Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. SUBORDINATION. Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. WAIVERS BY BANK. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. TERMINATION. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the death of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

8. PARTIAL INVALIDITY AND/OR ENFORCEABILITY OF GUARANTY. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower and/or Guarantor for liquidation or reorganization, should Borrower and/or Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any of Borrower's and/or Guarantor's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if any time, payment and performance of the Obligations and Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or Liabilities or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof is rescinded, reduced, restored or returned, the Obligations and Liabilities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

9. CHANGE OF STATUS. Guarantor will not become a party to a merger or consolidation with any other company, or change its legal structure without the written consent of Bank, except as may be expressly permitted in the Loan Agreement; provided, however, that all covenants under this Guaranty shall be assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. FINANCIAL AND OTHER INFORMATION. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Bank within ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11. NOTICES. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated below, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

                                    With respect to Guarantor:

                                    RFS Leasing III, Inc.
                                    850 Ridge Lake Blvd., Suite 220
                                    Memphis, Tennessee 35119
                                    Attention: Kevin Luebbers

                                    With respect to Bank:

                                    Bank of America, N.A.
                                    901 Main Street, 51st Floor
                                    Dallas, Texas 75202
                                    Attention: Mr. D. Bryce Langen

12. GUARANTOR DUTIES. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of Borrower or any Guarantor to perform any obligation or pay any liability or indebtedness of Borrower or any Guarantor to Bank, or to any affiliate of Bank, whether under any Note, Guaranty, or any other agreement, now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (c) the failure of Borrower or any Guarantor to pay or perform any other liability, obligation or indebtedness of Borrower or any Guarantor to any other party; (d) the death of Borrower or any Guarantor (if an individual); (e) the resignation or withdrawal of any partner or a material owner/shareholder/partner of any Guarantor or Borrower, as determined by Bank in its sole discretion; (f) the commencement of a proceeding against Borrower or any Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of Borrower or any Guarantor or the merger or consolidation of Borrower or any Guarantor with or into another entity; (g) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receiver for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against Borrower or any Guarantor; (h) the sole determination by Bank that any representation or warranty to Bank in any Loan Document or otherwise to Bank was untrue or materially misleading when made; (i) the failure of any Guarantor or Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as Bank shall request from time to time; (j) the entry of a judgment against Borrower or any Guarantor which Bank deems to be of a material nature in the sole discretion of Bank; (k) the seizure or forfeiture of any of Borrower or any Guarantor's property, or the issuance of any writ of possession, garnishment or attachment, or any turnover order; (l) the sole determination by Bank that any Guarantor or Borrower jointly or severally, has suffered a material adverse change in its financial condition; (m) the determination by Bank that for any reason it is insecure; (n) any lien or additional security interest being placed upon any collateral which is security for any Loan Document; (o) the failure of Borrower's business to comply with any law or regulation controlling the operation of Borrower's business; or (p) the occurrence of any "Default", as such term is defined in the Loan Agreement. In addition to the foregoing, any "Default", as such term is defined in the Loan Agreement, shall constitute an even of default under this Guaranty.

13. REMEDIES. Upon the failure of Guarantor to fulfill its duty to pay Liabilities and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable laws, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand: (a) declare any Liability due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Borrower or Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale, and Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

Bank shall have a properly perfected security interest in all of Guarantor's funds on deposit with Bank to secure the balance of any Liabilities and/or Obligations that Guarantor may now or in the future owe Bank. Bank is granted a contractual right of set-off and will not be liable for dishonoring checks or withdrawals where the exercise of Bank's contractual right of set-off or security interest results in insufficient funds in Guarantor's account. As authorized by law, Guarantor grants to Bank this contractual right of set-off and security interest in all property of Guarantor now or at anytime hereafter in the possession of Bank, including but not limited to any joint account, special account, account by the entireties, tenancy in common, and all dividends and distributions now or hereafter in the possession or control of Bank.

14. ATTORNEY FEES, COST AND EXPENSES. Guarantor shall pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in (a) defending this Guaranty or (b) enforcing the payment or performance of any Liability or Obligation.

15. COLLATERAL. Bank at all times and from time to time shall have the right to require Guarantor to deliver to Bank collateral satisfactory to Bank to secure Guarantor's undertakings hereunder and/or the Liabilities or Obligations of Guarantor hereunder.

16. PRESERVATION OF PROPERTY. Bank shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities to Bank;
(c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.

17. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF BORROWER'S DOMICILE, OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH

AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

18. CONTROLLING DOCUMENT. To the extent that this Guaranty conflicts with the Loan Agreement, the Loan Agreement shall control.

19. NOTICE OF FINAL AGREEMENT.

THIS WRITTEN CONTINUING AND UNCONDITIONAL GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

20. LIMITATION REGARDING GUARANTEED OBLIGATIONS. Notwithstanding anything to the contrary contained in this Guaranty, the Guaranteed Obligations of Guarantor hereunder shall not exceed an aggregate amount equal to the greatest amount that would not render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to avoidance under Sections 544, 548 or 550 of the Federal Bankruptcy Code or subject to being set aside or annulled under any applicable state law relating to fraud on creditors; PROVIDED, HOWEVER, that, for purposes of the immediately preceding clause, it shall be presumed that the Guaranteed Obligations of Guarantor under this Guaranty do not equal or exceed any aggregate amount which would render Guarantor's indebtedness, liabilities or obligations under this Guaranty subject to being so avoided, set aside or annulled, and the burden of proof to the contrary shall be on the party asserting to the contrary. Subject to but without limiting the generality of the foregoing sentence, the provisions of this Guaranty are severable and, in any legally binding action or proceeding involving any state corporate law or any bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity, if the indebtedness, liabilities or obligations of Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its indebtedness, liabilities or obligations under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such indebtedness, liabilities or obligations shall, without any further action by Guarantor, Bank or any other Person, be automatically limited and reduced to the greatest amount which is valid and enforceable as determined in such action or proceeding.

21. REPRESENTATION BY GUARANTOR. Guarantor represents, acknowledges and agrees as follows: Guarantor, together with Borrower and the other Guarantors referenced and/or defined in the Loan Agreement, are a combined enterprise with a common purpose, each dependent on the other, and the successful operations and viability of any one of them inures to the benefit of each of them. Guarantor has determined that the availability of credit to Borrower, and the ability of Borrower to make proceeds of such credit available for its subsidiaries and affiliates, is of direct and indirect benefit to it, of equivalent value, and that execution and performance of this Guaranty is in its best interest.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed on this ________ day of _______________, 2000.

                                                     RFS LEASING III, INC.,

                                                     A TENNESSEE CORPORATION

Witnessed By:

                                    By:
-----------------------------            --------------------------------------
                                    Name:
-----------------------------            --------------------------------------
Print Name and Title                Title:
                                         --------------------------------------

CORPORATE ACKNOWLEDGMENT

State of ______________________     )
                                    )
County of _____________________     )

This instrument was acknowledged before me on __________________________, 2000, by RFS LEASING, III, INC., a Tennessee corporation, on behalf of said corporation.

                                            -----------------------------------
(Seal)                                      Notary Public
                                            in and for the State of


-----------------------------               -----------------------------------
My Commission Expires                       Print Name of Notary

                                    EXHIBIT G

                             SECURED COLLATERAL POOL
                              (As of July 31, 2000)


HOTEL (FRANCHISE)                   CITY                      STATE    FRANCHISOR                COST*
-----------------                   ----                      -----    ----------                -----

1.       Hampton                    Ft. Lauderdale            FL       Hampton                   $ 6,408,505
2.       Hampton                    Warren                    MI       Hampton                   $ 4,059,968
3.       Hampton                    Minnetonka                MN       Hampton                   $ 6,291,190
4.       Hampton                    Lincoln                   NE       Hampton                   $ 6,086,330
5.       Hampton                    Tulsa                     OK       Hampton                   $ 7,189,123
6.       Hawthorne                  Atlanta                   GA       Hawthorne Suites          $21,265,179
7.       Holiday Inn                Louisville                KY       Holiday                   $ 7,038,697
8.       Holiday Inn                Lafayette                 LA       Holiday                   $12,534,620
9.       Holiday Inn                Columbia                  SC       Holiday                   $ 7,697,098
10.      Holiday Inn Express        Arlington Heights         IL       Holiday                   $ 5,411,385
11.      Holiday Inn Express        Bloomington               MN       Holiday                   $ 9,077,513
12.      Residence Inn              Wilmington                DE       Residence                 $10,811,555
13.      Courtyard by Marriott      Flint                     MI       Marriott                  $ 6,637,000
14.      Hampton                    Laredo                    TX       Promus                    $ 6,029,000
15.      Hampton                    Plano                     TX       Promus                    $ 7,001,000
16.      Residence Inn              Tyler                     TX       Residence                 $ 9,106,000
17.      Residence Inn              Fishkill                  NY       Residence                 $14,364,000
18.      Hampton Inn                Chandler                  AZ       Promus                    $ 5,444,000
19.      Beverly Heritage           Milpitas                  CA       Independent               $39,344,000
20.      Homewood Suites            Chandler                  AZ       Promus                    $ 6,731,000
21.      Hampton Inn                Sedona                    AZ       Promus                    $ 6,095,000
22.      Hotel Rex                  San Francisco             CA       Independent               $15,346,000
23.      Residence Inn              West Palm Beach           FL       Residence                 $ 6,453,000
24.      TownePlace Suites          Fort Worth                TX       Marriott                  $ 6,720,000
25.      TownePlace Suites          Miami                     FL       Marriott                  $ 6,695,000


* as of November 30, 1999

      Choice    =  Choice Hotels International, Inc.
      Hampton   =  Hampton Inn Hotel Division, Inc. Promus Hotel Corp.
      Holiday   =  Holiday Inn Franchise Division, Inc. Holiday Inn Worldwide
      Residence =  Residence Inn by Marriott
      Promus    =  Promus Hotel Corporation
      ITT       =  ITT Sheraton
      Marriott  =  Marriott International, Inc.

                                   SCHEDULE 1

                            PROPERTIES TO BE RELEASED

1.       Holiday Inn, Flint, Michigan

2.       Sheraton Hotel, Clayton, Missouri

3.       Holiday Inn Express, Downers Grove, Illinois

4.       Residence Inn, Torrance, California

5.       Hampton Inn, Houston, Texas

6.       Residence Inn, Atlanta, Georgia

7.       Residence Inn, Jacksonville, Florida

8.       Hampton Inn, Jacksonville, Florida

                                   SCHEDULE 2

                             LEASES TO BE PURCHASED


----------------------------------------- --------------------------------------------------------------------------
                 HOTEL                                      ADDRESS
----------------------------------------- --------------------------------------------------------------------------

1.       Hampton Inn                      7333 W. Detroit St., Chandler, AZ 85226
----------------------------------------- --------------------------------------------------------------------------

2.       Hampton Inn                      1800 Highway 89 A, Sedona, AZ 86336
----------------------------------------- --------------------------------------------------------------------------

3.       Sheraton Four Points             5101 California Avenue, Bakersfield, CA 93309-1623
----------------------------------------- --------------------------------------------------------------------------

4.       Sheraton Hotel                   1801 Barber Lane, Milpitas, CA 95035
----------------------------------------- --------------------------------------------------------------------------

5.       Beverly Heritage                 1820 Barber Lane, Milpitas, CA 95035
----------------------------------------- --------------------------------------------------------------------------

6.       Sheraton Four Points             5115 Hopyard Road, Pleasanton, CA 94588
----------------------------------------- --------------------------------------------------------------------------

7.       Residence Inn                    1530 Howe Avenue, Sacramento, CA 95825-3358
----------------------------------------- --------------------------------------------------------------------------

8.       Doubletree Hotel                 11915 El Camino Real, San Diego, CA 92130
----------------------------------------- --------------------------------------------------------------------------

9.       Sheraton Hotel                   1100 N. Mathilda Ave., Sunnyvale, CA 94089
----------------------------------------- --------------------------------------------------------------------------

10.      Residence Inn                    3701 Torrance Blvd., Torrance, CA 90503
----------------------------------------- --------------------------------------------------------------------------

11.      Hampton Inn                      4685 Quebec, Denver, CO 80216
----------------------------------------- --------------------------------------------------------------------------

12.      Hampton Inn                      3805 S. Wadsworth Blvd., Lakewood, CO 80235
----------------------------------------- --------------------------------------------------------------------------

13.      Residence Inn                    240 Chapman Rd., Wilmington, DE 19702
----------------------------------------- --------------------------------------------------------------------------

14.      Hampton Inn                      720 E. Cypress Creek, Ft. Lauderdale, FL 33334
----------------------------------------- --------------------------------------------------------------------------

15.      Residence Inn                    7975 Canada Ave., Orlando, FL 32819-8262
----------------------------------------- --------------------------------------------------------------------------

16.      Residence Inn                    8098 Barfield Rd., Atlanta, GA 30328
----------------------------------------- --------------------------------------------------------------------------

17.      Hawthorn Suites Hotel            1500 Parkwood Circle, Atlanta, GA 30339
----------------------------------------- --------------------------------------------------------------------------

18.      Comfort Inn                      2100 Northwest Parkway, Marietta, GA 30067
----------------------------------------- --------------------------------------------------------------------------

19.      Holiday Inn Express              2120 S. Arlington Heights, Arlington Heights, IL 60005
----------------------------------------- --------------------------------------------------------------------------

20.      Holiday Inn                      800 South Route 31, Crystal Lake, IL 60014
----------------------------------------- --------------------------------------------------------------------------

21.      Holiday Inn Express              3031 Finley Road, Downers Grove, IL 60515
----------------------------------------- --------------------------------------------------------------------------

22.      Hampton Inn                      5601 Fortune Circle West, Indianapolis, IN 46241
----------------------------------------- --------------------------------------------------------------------------

23.      Holiday Inn                      4110 Dixie Highway, Louisville, KY 40216
----------------------------------------- --------------------------------------------------------------------------

24.      Holiday Inn                      2032 NE Evangeline Thruway, Lafayette, LA 70509
----------------------------------------- --------------------------------------------------------------------------

25.      Residence Inn                    800 Victors Way, Ann Arbor, MI 48108
----------------------------------------- --------------------------------------------------------------------------


----------------------------------------- --------------------------------------------------------------------------
                 HOTEL                                      ADDRESS
----------------------------------------- --------------------------------------------------------------------------


26.      Comfort Inn                      30715 West Twelve Mile Rd., Farmington Hills, MI 48334
----------------------------------------- --------------------------------------------------------------------------

27.      Courtyard                        5205 Gateway Centre, Flint, MI 48507
----------------------------------------- --------------------------------------------------------------------------

28.      Holiday Inn                      5353 Gateway Center, Flint, MI 48507-8351
----------------------------------------- --------------------------------------------------------------------------

29.      Hampton Inn                      7447 Convention Rd., Warren, MI 48092
----------------------------------------- --------------------------------------------------------------------------

30.      Holiday Inn Express              814 East 79th St., Bloomington, MN 55420
----------------------------------------- --------------------------------------------------------------------------

31.      Hampton Inn                      4201 West 80th St., Bloomington, MN 55437
----------------------------------------- --------------------------------------------------------------------------

32.      Hampton Inn                      10420 Wayazta Blvd., Minnetonka, MN 55305
----------------------------------------- --------------------------------------------------------------------------

33.      Sheraton Hotel                   7730 Bonhomme Ave., Clayton, MO 63105
----------------------------------------- --------------------------------------------------------------------------

34.      Residence Inn                    2975 Main St. - Union Hill, Kansas City, MO 64108
----------------------------------------- --------------------------------------------------------------------------

35.      Hampton Inn                      4301 Hardy Street, Hattiesburg, MS 39401
----------------------------------------- --------------------------------------------------------------------------

36.      Residence Inn                    5800 West Park Dr., Charlotte, NC 28217
----------------------------------------- --------------------------------------------------------------------------

37.      Hampton Inn                      1301 West Bond Circle, Lincoln, NE 68521-3636
----------------------------------------- --------------------------------------------------------------------------

38.      Hampton Inn                      9720 West Dodge Rd., Omaha, NE 68114
----------------------------------------- --------------------------------------------------------------------------

39.      Residence Inn                    2481 Route 9, Fishkill, NY 12524
----------------------------------------- --------------------------------------------------------------------------

40.      Hampton Inn                      1905 South Meridian Avenue, Oklahoma City, OK 73108
----------------------------------------- --------------------------------------------------------------------------

41.      Hampton Inn                      3209 South 79th East Ave., Tulsa, OK 74145
----------------------------------------- --------------------------------------------------------------------------

42.      Residence Inn                    500 Kilvert St., Warwick, RI 02883
----------------------------------------- --------------------------------------------------------------------------

43.      Holiday Inn                      830 Assembly St., Columbia, SC 29201
----------------------------------------- --------------------------------------------------------------------------

44.      Comfort Inn                      3725 Avenue of the Carolinas, Ft. Mill, SC 29715
----------------------------------------- --------------------------------------------------------------------------

45.      Hampton Inn                      33 Humphrey Center Dr., Memphis, TN 38120
----------------------------------------- --------------------------------------------------------------------------

46.      Holiday Inn Express              7622 I-35 North, Austin, TX 78752
----------------------------------------- --------------------------------------------------------------------------

47.      Residence Inn                    1701 S. University Dr., Ft. Worth, TX 76107
----------------------------------------- --------------------------------------------------------------------------

48.      Hampton Inn                      8620 Airport Blvd., Houston, TX 77061
----------------------------------------- --------------------------------------------------------------------------

49.      Hampton Inn                      7903 San Dario, Laredo, TX 78041
----------------------------------------- --------------------------------------------------------------------------

50.      Hampton Inn                      4901 Old Shepard Place, Plano, TX 75093
----------------------------------------- --------------------------------------------------------------------------

51.      Residence Inn                    3303 Troup Highway, Tyler, TX 75701
----------------------------------------- --------------------------------------------------------------------------

52.      Holiday Inn Express              11111 West North Ave., Wauwatosa, WI 53226-2233
----------------------------------------- --------------------------------------------------------------------------

53.      Hilton                           2620 Jones Street, San Francisco, CA 94133
----------------------------------------- --------------------------------------------------------------------------


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